UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 21, 2018

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

EnLink Midstream, LLC indirectly owns the general partner interest, the incentive distribution rights, and a portion of the limited partner interests in EnLink Midstream Partners, LP (the “Partnership”).

On February 21, 2018, the Partnership filed a Current Report on Form 8-K (the “Partnership Current Report”) in order to (a) file Exhibit 99.1 hereto to replace in its entirety the section under the heading “Material Income Tax Considerations” that appears in the Partnership’s base prospectus dated June 23, 2017, included as part of a registration statement on Form S-3 (Registration No. 333-217848) filed with the Securities and Exchange Commission on June 19, 2017, and the Partnership’s prospectus supplement filed with the Securities and Exchange Commission on August 3, 2017, to provide updated disclosure regarding the material income tax considerations associated with the purchase, ownership, and disposition of the Partnership’s common units (the “Tax Disclosure”) and (b) provide the legal opinion of Baker Botts L.L.P. relating to certain tax matters, a copy of which is filed as Exhibit 8.1 hereto.

The foregoing description of the opinion of Baker Botts L.L.P. and the Tax Disclosure does not purport to be complete and is qualified in its entirety by reference to the text of such opinion and Tax Disclosure, which are filed as Exhibits 8.1 and 99.1 hereto and incorporated herein by reference.

In addition, the Partnership filed the Partnership Current Report to amend Exhibit 23.1 (the “Original Consent”) to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission on February 21, 2018 (the “Partnership Form 10-K”), pursuant to which the Partnership’s independent registered public accounting firm, KPMG LLP, consented to the use of its report dated February 21, 2018 that is included in the Partnership Form 10-K.  The Original Consent inadvertently omitted references to certain registration statement numbers with respect to the Partnership’s registration statements on Form S-3.  The revised consent attached hereto as Exhibit 23.2 (the “Revised Consent”) supersedes and replaces the Original Consent.  The Revised Consent does not change any previously reported financial results of operations or any other disclosure contained in the Partnership Form 10-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
23.2	—	Consent of KPMG LLP.
99.1	—	Material Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC,
its Managing Member

Date: February 21, 2018	By:	/s/ Eric D. Batchelder
Eric D. Batchelder
Executive Vice President and Chief Financial Officer